UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET CORE PLUS VIT PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2016

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 18.4%
CONSUMER DISCRETIONARY - 1.8%
Auto Components - 0.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	140,000	$148,750
Goodyear Tire & Rubber Co., Senior Notes	5.000%	5/31/26	240,000	247,500

Total Auto Components				396,250

Automobiles - 0.4%
Ford Motor Co., Senior Notes	4.750%	1/15/43	370,000	384,774
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	540,000	554,928
General Motors Co., Senior Notes	5.200%	4/1/45	560,000	584,698
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	1,390,000	1,486,252

Total Automobiles				3,010,652

Hotels, Restaurants & Leisure - 0.3%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	500,000	525,000	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	349,941	349,941	(a)(b)(c)(d)
McDonald’s Corp., Senior Notes	3.700%	1/30/26	380,000	409,613
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	500,000	507,500	(a)

Total Hotels, Restaurants & Leisure				1,792,054

Household Durables - 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	220,000	229,445
Newell Brands Inc., Senior Notes	3.850%	4/1/23	250,000	266,491
Newell Brands Inc., Senior Notes	4.200%	4/1/26	170,000	185,363
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	50,000	56,500

Total Household Durables				737,799

Internet & Direct Marketing Retail - 0.1%
Netflix Inc., Senior Bonds	5.875%	2/15/25	500,000	542,500

Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	10,000	10,804	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	50,000	55,250	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	10,000	11,812	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	360,000	387,305
Comcast Corp., Senior Notes	6.950%	8/15/37	800,000	1,168,558
DISH DBS Corp., Senior Notes	7.875%	9/1/19	250,000	280,625
DISH DBS Corp., Senior Notes	6.750%	6/1/21	250,000	270,625
MediaNews Group Inc.	12.000%	12/31/18	123,000	123,000	(c)(d)
SFR Group SA, Senior Secured Bonds	6.000%	5/15/22	300,000	307,125	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	30,000	38,504
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	890,000	991,619
Time Warner Inc., Senior Debentures	7.700%	5/1/32	520,000	741,266
Time Warner Inc., Senior Notes	4.750%	3/29/21	60,000	67,261
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	500,000	519,380	(a)

Total Media				4,973,134

Multiline Retail - 0.0%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	240,000	259,500

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 0.0%
L Brands Inc., Senior Notes	5.625%	10/15/23	120,000	$134,550
PetSmart Inc., Senior Notes	7.125%	3/15/23	30,000	31,500	(a)

Total Specialty Retail				166,050

TOTAL CONSUMER DISCRETIONARY				11,877,939

CONSUMER STAPLES - 1.6%
Beverages - 0.9%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	390,000	402,843
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	490,000	517,632
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	1,390,000	1,495,757
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,320,000	1,577,017
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	800,000	816,896
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	200,000	187,500	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	500,000	543,750
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	150,000	183,495	(a)

Total Beverages				5,724,890

Food & Staples Retailing - 0.3%
CVS Health Corp., Senior Notes	2.750%	12/1/22	200,000	206,202
CVS Health Corp., Senior Notes	3.875%	7/20/25	700,000	763,427
CVS Health Corp., Senior Notes	5.125%	7/20/45	460,000	565,162
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	360,000	374,473

Total Food & Staples Retailing				1,909,264

Food Products - 0.1%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	30,000	33,109	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	210,000	227,621
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	40,000	46,337
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	330,000	391,817
Mondelez International Inc., Senior Notes	4.000%	2/1/24	90,000	98,866

Total Food Products				797,750

Tobacco - 0.3%
Altria Group Inc., Senior Notes	2.850%	8/9/22	210,000	219,565
Altria Group Inc., Senior Notes	5.375%	1/31/44	60,000	75,839
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	90,000	94,524
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	60,000	67,865
Reynolds American Inc., Senior Notes	3.250%	6/12/20	22,000	23,166
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,010,000	1,318,231

Total Tobacco				1,799,190

TOTAL CONSUMER STAPLES				10,231,094

ENERGY - 3.0%
Energy Equipment & Services - 0.2%
Ensco PLC, Senior Notes	4.700%	3/15/21	120,000	107,940
Halliburton Co., Senior Bonds	3.800%	11/15/25	470,000	486,827
Halliburton Co., Senior Notes	4.850%	11/15/35	50,000	53,759
Halliburton Co., Senior Notes	5.000%	11/15/45	20,000	21,916
Pride International Inc., Senior Notes	8.500%	6/15/19	130,000	141,537
Pride International Inc., Senior Notes	6.875%	8/15/20	50,000	49,438

Total Energy Equipment & Services				861,417

Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	150,000	161,186
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	300,000	344,236
Apache Corp., Senior Notes	5.100%	9/1/40	480,000	499,589
Apache Corp., Senior Notes	4.250%	1/15/44	30,000	29,259
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	950,000	1,008,084
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	280,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	70,000	59,850
Chevron Corp., Senior Notes	2.954%	5/16/26	540,000	558,663
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	940,000	968,693

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Concho Resources Inc., Senior Notes	5.500%	4/1/23	200,000	$207,250
Devon Energy Corp., Senior Notes	3.250%	5/15/22	160,000	159,058
Devon Energy Corp., Senior Notes	5.850%	12/15/25	440,000	496,042
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	30,370
Devon Energy Corp., Senior Notes	5.000%	6/15/45	690,000	673,774
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	100,000	124,171
Ecopetrol SA, Senior Notes	5.875%	5/28/45	850,000	783,955
EOG Resources Inc., Senior Notes	4.150%	1/15/26	170,000	186,028
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	430,000	451,300
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	120,000	134,489
Kerr-McGee Corp., Notes	6.950%	7/1/24	650,000	782,592
Kerr-McGee Corp., Notes	7.875%	9/15/31	90,000	111,905
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	350,000	351,062
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	40,000	41,238
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	150,000	181,787
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	250,000	249,966
Noble Energy Inc., Senior Notes	8.250%	3/1/19	120,000	137,362
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	170,000	163,200
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	310,000	327,443
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	300,000	339,932
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	1,790,000	1,774,785	(c)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	300,000	269,100	(c)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	90,000	76,590	(c)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	800,000	818,280
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	250,000	282,500	(a)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	500,000	480,000
Range Resources Corp., Senior Notes	5.000%	3/15/23	490,000	481,425	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	200,000	207,000	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	290,000	313,562
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	290,000	302,569	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	240,000	261,411	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	220,000	223,568
Shell International Finance BV, Senior Notes	4.125%	5/11/35	40,000	42,989
Shell International Finance BV, Senior Notes	4.375%	5/11/45	780,000	844,045
Shell International Finance BV, Senior Notes	4.000%	5/10/46	30,000	30,770
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	200,000	201,708	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	550,000	609,542	(a)
SM Energy Co., Senior Notes	5.000%	1/15/24	10,000	9,450
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	520,000	674,367	(a)
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	410,000	476,625
WPX Energy Inc., Senior Notes	6.000%	1/15/22	80,000	80,250

Total Oil, Gas & Consumable Fuels				18,303,020

TOTAL ENERGY				19,164,437

FINANCIALS - 6.7%
Banks - 4.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	160,000	156,000	(e)(f)
Bank of America Corp., Senior Notes	2.600%	1/15/19	90,000	91,807
Bank of America Corp., Senior Notes	5.625%	7/1/20	1,300,000	1,460,572
Bank of America Corp., Senior Notes	3.300%	1/11/23	240,000	248,792
Bank of America Corp., Senior Notes	3.875%	8/1/25	1,880,000	2,012,203
Bank of America Corp., Senior Notes	3.500%	4/19/26	410,000	426,940
Bank of America Corp., Senior Notes	5.000%	1/21/44	20,000	23,638
Bank of America Corp., Senior Notes	4.875%	4/1/44	1,360,000	1,582,461
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	350,000	363,375

Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,122,994
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000	200,500	(e)(f)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	260,000	266,744	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	250,000	266,250

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
CIT Group Inc., Senior Notes	5.000%	8/1/23	180,000		$191,025
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	150,000		154,313	(e)(f)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	270,000		275,764	(e)(f)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000		58,355
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,280,000		1,450,673
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	110,000		116,678
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	120,000		123,462
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	230,000		241,717
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	2,260,000		2,370,175
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	70,000		78,976
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	655,000		795,825	(a)(e)(f)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	1,050,000		1,135,636
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	810,000		917,989	(a)(e)(f)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,030,000		1,015,837	(e)(f)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	750,000		776,173
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	270,000		289,686
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	1,300,000		1,409,905
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	170,000		179,277
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	250,000		267,310
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	480,000		538,958
M&T Bank Corp., Junior Subordinated Bonds	6.875%	10/31/16	1,420,000		1,431,360	(f)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	340,000		354,871
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	2,500,000		2,506,575
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	100,000		113,867
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	900,000		961,185	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.875%	10/31/16	1,240,000		1,238,326	(e)(f)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	200,000		212,443
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	2,150,000		2,320,160
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,100,000		1,159,928
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	580,000		640,130

Total Banks					31,548,855

Capital Markets - 0.9%
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	450,000		507,078
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	800,000		813,757
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	300,000		339,052
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	400,000		425,390
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	650,000		673,397
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		131,215
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	400,000		421,750
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	900,000		1,149,516
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,210,000		1,324,645
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	10,000		10,569	(a)

Total Capital Markets					5,796,369

Consumer Finance - 0.1%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	340,000		365,500

Diversified Financial Services - 0.5%
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	202,000		207,594
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	120,000		130,350
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	500,000		595,000
Magnolia Finance X Ltd.	3.065%	12/3/20	1,216,155	GBP	1,556,614	(a)(c)
Magnolia Finance X Ltd.	4.332%	12/3/20	365,835	GBP	468,250	(a)(c)

Total Diversified Financial Services					2,957,808

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Insurance - 0.4%
American International Group Inc., Senior Notes	3.750%	7/10/25	660,000	$693,501
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	110,000	112,925
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	150,000	160,807
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	350,000	405,602
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	90,000	122,599	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	780,000	879,373	(a)

Total Insurance				2,374,807

Thrifts & Mortgage Finance - 0.0%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	160,000	159,600	(a)

TOTAL FINANCIALS				43,202,939

HEALTH CARE - 1.1%
Biotechnology - 0.3%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	330,000	345,560
Amgen Inc., Senior Bonds	4.663%	6/15/51	69,000	74,072	(a)
Celgene Corp., Senior Notes	3.875%	8/15/25	520,000	557,010
Celgene Corp., Senior Notes	5.000%	8/15/45	290,000	327,815
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	150,000	159,052
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	530,000	593,761

Total Biotechnology				2,057,270

Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	240,000	260,733
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	20,000	22,903
Medtronic Inc., Senior Notes	3.500%	3/15/25	780,000	840,880

Total Health Care Equipment & Supplies				1,124,516

Health Care Providers & Services - 0.4%
Aetna Inc., Senior Notes	2.400%	6/15/21	260,000	263,297
Aetna Inc., Senior Notes	2.800%	6/15/23	70,000	71,586
Aetna Inc., Senior Notes	3.200%	6/15/26	410,000	417,704
Centene Corp., Senior Notes	4.750%	5/15/22	150,000	155,625
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	510,000	538,050	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	190,000	196,412
HCA Inc., Senior Secured Notes	5.250%	6/15/26	420,000	447,300
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	80,000	80,400
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	310,000	340,815

Total Health Care Providers & Services				2,511,189

Pharmaceuticals - 0.2%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	940,000	996,608
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	360,000	339,300	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	260,000	225,550	(a)
Wyeth LLC, Notes	5.950%	4/1/37	150,000	200,984

Total Pharmaceuticals				1,762,442

TOTAL HEALTH CARE				7,455,417

INDUSTRIALS - 1.0%
Aerospace & Defense - 0.1%
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	30,000	31,681
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	460,000	498,036
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	70,000	79,920
United Technologies Corp., Senior Notes	4.500%	6/1/42	150,000	174,149

Total Aerospace & Defense				783,786

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - 0.2%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	155,585	$162,781	(a)
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	158,221	187,293
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	85,272	88,023
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	139,839	151,201	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	163,492	170,236
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	317,249	324,784
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	162,761	165,406

Total Airlines				1,249,724

Commercial Services & Supplies - 0.1%
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	290,000	302,325
Waste Management Inc., Senior Notes	3.500%	5/15/24	50,000	53,995
West Corp., Senior Notes	5.375%	7/15/22	230,000	226,263	(a)
West Corp., Senior Secured Notes	4.750%	7/15/21	10,000	10,325	(a)

Total Commercial Services & Supplies				592,908

Construction & Engineering - 0.1%
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	261,397	243,099	(a)(b)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	60,000	60,450	(a)

Total Construction & Engineering				303,549

Industrial Conglomerates - 0.5%
General Electric Co., Senior Notes	4.650%	10/17/21	72,000	82,086
General Electric Co., Senior Notes	5.875%	1/14/38	80,000	107,359
General Electric Co., Senior Notes	6.875%	1/10/39	2,041,000	3,080,504
General Electric Co., Subordinated Notes	5.300%	2/11/21	50,000	57,325

Total Industrial Conglomerates				3,327,274

Road & Rail - 0.0%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	200,000	206,000	(a)

TOTAL INDUSTRIALS				6,463,241

INFORMATION TECHNOLOGY - 0.7%
Communications Equipment - 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	200,000	229,961

IT Services - 0.2%
Visa Inc., Senior Notes	3.150%	12/14/25	760,000	803,752
Visa Inc., Senior Notes	4.300%	12/14/45	540,000	625,689

Total IT Services				1,429,441

Semiconductors & Semiconductor Equipment - 0.0%
Intel Corp., Senior Notes	3.700%	7/29/25	230,000	255,450

Software - 0.2%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	40,000	43,970	(a)
Microsoft Corp., Senior Bonds	2.400%	8/8/26	910,000	911,935
Microsoft Corp., Senior Notes	3.450%	8/8/36	20,000	20,417

Total Software				976,322

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Technology Hardware, Storage & Peripherals - 0.3%
Apple Inc., Senior Notes	2.450%	8/4/26	510,000	$511,150
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	670,000	689,511	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	560,000	585,876	(a)

Total Technology Hardware, Storage & Peripherals				1,786,537

TOTAL INFORMATION TECHNOLOGY				4,677,711

MATERIALS - 0.9%
Chemicals - 0.1%
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	130,000	135,850	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	167,349	154,798	(a)(b)
OCP SA, Senior Notes	4.500%	10/22/25	250,000	254,209	(a)
Westlake Chemical Corp., Senior Notes	4.625%	2/15/21	270,000	282,825	(a)
Westlake Chemical Corp., Senior Notes	4.875%	5/15/23	80,000	83,800	(a)

Total Chemicals				911,482

Construction Materials - 0.0%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	220,000	229,350	(a)

Containers & Packaging - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.850%	12/15/19	260,000	264,238	(a)(e)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	250,000	278,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	70,000	72,363	(a)

Total Containers & Packaging				615,351

Metals & Mining - 0.7%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	251,000	271,075
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	60,000	65,794
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	150,000	171,286
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	60,000	71,083
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,250,000	1,418,750	(a)(e)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	310,000	294,887
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	140,000	113,050
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	280,000	280,492	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	340,000	337,561	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	304,929	6,099	*(a)(c)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	2,940	0	(a)(c)(d)(h)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	200,000	229,500	(a)(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	740,000	703,367
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	140,000	148,050
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	70,000	69,387
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	110,000	107,470

Total Metals & Mining				4,287,851

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	50,000	53,582

TOTAL MATERIALS				6,097,616

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	440,000	472,381
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	300,000	315,864	(a)

TOTAL REAL ESTATE				788,245

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
AT&T Inc., Senior Notes	3.400%	5/15/25	1,860,000	$1,914,448
AT&T Inc., Senior Notes	4.350%	6/15/45	90,000	89,015
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	530,000	549,868	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	430,000	501,663
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	150,000	194,892
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	300,000	379,251
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	880,000	1,194,176
Verizon Communications Inc., Senior Notes	4.862%	8/21/46	130,000	146,210

Total Diversified Telecommunication Services				4,969,523

Wireless Telecommunication Services - 0.2%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	300,000	309,000	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	80,000	83,936
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	320,000	352,230
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	480,000	517,200	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	440,000	437,800

Total Wireless Telecommunication Services				1,700,166

TOTAL TELECOMMUNICATION SERVICES				6,669,689

UTILITIES - 0.5%
Electric Utilities - 0.4%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,050,000	1,367,545
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	950,000	1,270,552

Total Electric Utilities				2,638,097

Gas Utilities - 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	130,000	167,395

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp., Senior Notes	5.500%	3/15/24	20,000	20,912
AES Corp., Senior Notes	5.500%	4/15/25	210,000	217,350

Total Independent Power and Renewable Electricity Producers				238,262

TOTAL UTILITIES				3,043,754

TOTAL CORPORATE BONDS & NOTES (Cost - $113,576,487)				119,672,082

			FACE AMOUNT†/ UNITS
ASSET-BACKED SECURITIES - 2.6%
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	250,000	247,175	(a)(c)(d)
Conseco Financial Corp., 1997-7 M1	7.030%	7/15/28	288,168	281,450
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.274%	2/25/31	430,927	429,185	(a)(e)
Keycorp Student Loan Trust, 2004-A 1A2	0.974%	10/27/42	1,680,415	1,523,526	(e)
Nelnet Student Loan Trust, 2008-3 A4	2.475%	11/25/24	230,000	229,250	(e)
New Century Home Equity Loan Trust, 2004-3 M1	1.455%	11/25/34	1,788,914	1,634,299	(e)
OneMain Financial Issuance Trust, 2016-2A A	4.100%	3/20/28	2,150,000	2,215,591	(a)
Park Place Securities Inc., 2005-WHQ1 M6	1.695%	3/25/35	3,150,000	2,278,312	(e)
Purchasing Power Funding LLC, 2015-A A2	4.750%	12/15/19	1,470,000	1,477,487	(a)
SLM Student Loan Trust, 2006-1 A5	0.825%	7/26/21	1,160,000	1,107,103	(e)
SLM Student Loan Trust, 2006-A A5	1.140%	6/15/39	1,270,000	1,140,605	(e)
SLM Student Loan Trust, 2008-4 A4	2.365%	7/25/22	407,408	408,966	(e)
SLM Student Loan Trust, 2008-5 A4	2.415%	7/25/23	201,234	202,536	(e)
SLM Student Loan Trust, 2008-8 A4	2.215%	4/25/23	1,150,000	1,154,397	(e)
Small Business Administration, 2016-10B 1	2.051%	9/10/26	180,000	181,870
Small Business Administration Participation Certificates, 2016-20A 1	2.780%	1/1/36	676,368	704,827
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,419,600	(a)(c)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $16,523,685)				16,636,179

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - 7.2%
Banc of America Funding Corp., 2015-R4 6A1	0.665%	8/27/36	451,885	$433,735	(a)(e)
Banc of America Funding Corp., 2015-R4 6A2	0.665%	8/27/36	780,000	680,414	(a)(e)
Bank of America Merrill Lynch Large Loan Inc., 2016-GG10 AJA	5.988%	7/10/17	1,304,487	898,609	(a)(e)
BBCCRE Trust, 2015-GTP D	4.715%	8/10/33	2,280,000	2,281,845	(a)(e)
BBCCRE Trust, 2015-GTP E	4.715%	8/10/33	2,520,000	2,363,853	(a)(e)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	342,288	(a)(e)
CFCRE Commercial Mortgage Trust, 2011-C2 B	5.885%	12/15/47	120,000	139,702	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-2A B1	0.971%	5/25/35	325,386	235,497	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.775%	8/25/35	1,258,796	1,131,338	(a)(e)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.825%	8/25/35	1,373,530	1,242,624	(a)(e)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	1,570,000	1,109,542	(a)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	130,000	92,934
COMM Mortgage Trust, 2013-LC13 E	3.719%	8/10/46	680,000	483,263	(a)(e)
Credit Suisse Mortgage Trust, 2015-10R 3A11	1.329%	10/27/46	4,594,759	2,034,263	(a)(e)
Credit Suisse Mortgage Trust, 2015-10R 3A2	1.329%	10/27/46	3,580,000	2,923,281	(a)(e)
Credit Suisse Mortgage Trust, 2015-12R 2A2	1.024%	11/30/37	1,890,000	1,124,550	(a)(e)
Credit Suisse Mortgage Trust, 2016-BDWN A	3.408%	2/15/29	470,000	468,763	(a)(e)
CSAIL Commercial Mortgage Trust, 2015-C2 AS	3.849%	6/15/57	420,000	452,142
CSAIL Commercial Mortgage Trust, 2015-C2 C	4.352%	6/15/57	436,000	438,217	(e)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	5.906%	2/15/37	4,465,226	868,050	(e)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	2.065%	2/15/38	514,193	35,292	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X1, IO	0.660%	8/25/22	17,461,453	464,583	(e)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K721 X1, IO	0.458%	8/25/22	21,360,109	370,579	(e)
Federal National Mortgage Association (FNMA), 2006-115 EI, IO	6.115%	12/25/36	4,207,787	971,329	(e)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.743%	8/25/55	1,106,339	58,033	(e)
First Horizon Mortgage Pass-Through Trust, 2005-AR1 B1	2.906%	4/25/35	335,393	251,543	(e)
FREMF Mortgage Trust, 2016-K57 C	3.919%	8/25/49	560,000	465,548	(a)(e)
GE Business Loan Trust, 2007-1A A	0.694%	4/16/35	292,123	271,333	(a)(e)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,940,000	2,566,380	(e)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.518%	3/20/42	1,167,601	234,497	(e)
Government National Mortgage Association (GNMA), 2012-043 SN, IO	6.070%	4/16/42	677,283	157,343	(e)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.824%	8/16/54	3,068,158	184,272	(e)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	449,926	94,677
GS Mortgage Securities Trust, 2012-GC6 AS	4.948%	1/10/45	380,000	428,997	(a)
GS Mortgage Securities Trust, 2015-GC30 AS	3.777%	5/10/50	400,000	430,635
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	300,000	212,076
GS Mortgage Securities Trust, 2015-GC34 AAB	3.278%	10/10/48	1,000,000	1,065,689
GS Mortgage Securities Trust, 2015-GC34 D	2.979%	10/10/48	2,890,000	2,068,486

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
GS Mortgage Securities Trust, 2016-GS3 A4	2.850%	10/10/49	440,000	$453,134
GS Mortgage Securities Trust, 2016-ICE2 E	9.008%	2/15/33	490,000	492,747	(a)(e)
Homestar Mortgage Acceptance Corp., 2004-5 M2	1.529%	10/25/34	728,414	681,687	(e)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.705%	7/25/47	499,217	317,923	(e)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.772%	8/15/48	60,000	62,050	(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	3,520,000	2,717,440
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	1,210,000	546,811	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.274%	5/15/28	200,000	185,307	(a)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2016-JP3 A5	2.870%	8/15/49	620,000	639,528
LSTAR Commercial Mortgage Trust, 2015-3 A2	2.729%	4/20/48	229,528	232,852	(a)(e)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	250,000	228,502
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.297%	12/12/49	260,000	236,555	(e)
Morgan Stanley Re-remic Trust, 2014-R4 2B	3.119%	8/26/34	2,950,000	2,089,370	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 7A1	1.259%	4/26/47	627,388	611,920	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 7A2	1.259%	4/26/47	730,000	633,736	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A1	0.784%	4/26/47	441,744	431,122	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R3 9A2	0.784%	4/26/47	520,000	412,850	(a)(e)
Morgan Stanley Re-remic Trust, 2015-R6 2A1	0.774%	7/26/45	216,573	207,453	(a)(e)
Motel 6 Trust, 2015-MTL6 D	4.532%	2/5/30	170,000	170,946	(a)
MSCG Trust, 2015-ALDR A2	3.577%	6/7/35	210,000	221,431	(a)(e)
Nomura Resecuritization Trust, 2015-5R 4A1	0.323%	7/26/37	509,726	491,684	(a)(e)
Nomura Resecuritization Trust, 2015-6R 3A1	0.714%	5/26/46	165,476	160,071	(a)(e)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.424%	7/25/28	1,260,000	1,302,637	(e)
Towd Point Mortgage Trust, 2015-5 A1B	2.750%	5/25/55	2,642,677	2,678,443	(a)(e)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	262,502	260,280	(a)(c)(e)
Wells Fargo Commercial Mortgage Trust, 2015-C28 AS	3.872%	5/15/48	320,000	348,819

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $45,603,945)				46,891,500

CONVERTIBLE BONDS & NOTES - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	80,000	70,487

Metals & Mining - 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	313,033	21,912	(a)(b)(c)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $387,014)				92,399

MORTGAGE-BACKED SECURITIES - 11.8%
FHLMC - 2.9%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41	658,823	738,569
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/38	2,595,012	2,844,598
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/43-3/1/45	1,365,600	1,456,705

Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43	8,857,152	9,637,403
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.000%	10/13/46	1,400,000	1,454,906	(i)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	11/14/46	2,700,000	2,845,230	(i)

TOTAL FHLMC				18,977,411

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FNMA - 5.8%
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-7/1/45	3,190,672	$3,494,198
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-1/1/46	1,171,392	1,241,667
Federal National Mortgage Association (FNMA)	2.500%	11/17/31	400,000	413,599	(i)
Federal National Mortgage Association (FNMA)	3.000%	11/17/31-11/14/46	2,500,000	2,598,325	(i)
Federal National Mortgage Association (FNMA)	3.500%	11/17/31-11/14/46	11,700,000	12,331,081	(i)
Federal National Mortgage Association (FNMA)	4.000%	11/14/46	7,400,000	7,938,813	(i)
Federal National Mortgage Association (FNMA)	4.500%	11/14/46	6,400,000	7,002,723	(i)
Federal National Mortgage Association (FNMA)	5.000%	11/14/46	2,400,000	2,664,422	(i)

TOTAL FNMA				37,684,828

GNMA - 3.1%
Government National Mortgage Association (GNMA)	4.500%	10/20/46	200,000	220,839	(i)
Government National Mortgage Association (GNMA)	3.000%	8/20/46	798,043	837,371
Government National Mortgage Association (GNMA) II	4.000%	9/20/45-11/20/45	5,718,875	6,172,867
Government National Mortgage Association (GNMA) II	3.000%	11/21/46	3,600,000	3,764,180	(i)
Government National Mortgage Association (GNMA) II	3.500%	11/21/46	8,200,000	8,700,328	(i)

TOTAL GNMA				19,695,585

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $76,079,073)				76,357,824

SENIOR LOANS - 2.4%
CONSUMER DISCRETIONARY - 1.2%
Distributors - 0.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	732,143	734,948	(j)(k)

Diversified Consumer Services - 0.0%
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	227,979	230,722	(j)(k)

Hotels, Restaurants & Leisure - 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	415,759	418,919	(j)(k)
Aristocrat Technologies Inc., 2016 Term Loan B	3.500%	10/20/21	56,075	56,338	(j)(k)
Boyd Gaming Corp., Term Loan B2	—	9/15/23	225,000	226,800	(l)
Hilton Worldwide Finance LLC, Term Loan B1	3.500%	10/26/20	21,336	21,456	(j)(k)
Hilton Worldwide Finance LLC, Term Loan B2	2.956 - 3.215%	10/25/23	348,339	351,324	(j)(k)(l)

Total Hotels, Restaurants & Leisure				1,074,837

Media - 0.3%
Charter Communications Operating LLC, 2016 Term Loan I	3.500%	1/24/23	417,900	421,063	(j)(k)
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	68,888	69,071	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	583,300	584,758	(j)(k)
UPC Financing Partnership, USD Term Loan AN	—	8/31/24	450,000	452,461	(l)
Ziggo Financing Partnership, USD Term Loan B1	3.652%	1/15/22	22,187	22,184	(j)(k)
Ziggo Financing Partnership, USD Term Loan B2A	3.652%	1/15/22	13,149	13,147	(j)(k)
Ziggo Financing Partnership, USD Term Loan B3	3.701%	1/15/22	4,086	4,085	(j)(k)

Total Media				1,566,769

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Multiline Retail - 0.1%
Dollar Tree Inc., Term Loan B3	3.063%	7/6/22	129,963	$130,775	(j)(k)(l)
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	415,786	385,419	(j)(k)

Total Multiline Retail				516,194

Specialty Retail - 0.5%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	593,635	581,763	(j)(k)
CWGS Group LLC, Term Loan	5.750%	2/20/20	295,116	295,946	(j)(k)
Michaels Stores Inc., Term Loan B	—	1/28/20	450,000	452,062	(l)
Party City Holdings Inc., 2015 Term Loan B	4.250 - 4.490%	8/19/22	415,601	417,383	(j)(k)
Petco Animal Supplies Inc., 2016 Term Loan B1	5.000%	1/26/23	450,000	454,750	(j)(k)(l)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,068,975	1,072,315	(j)(k)

Total Specialty Retail				3,274,219

Textiles, Apparel & Luxury Goods - 0.0%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	147,750	111,551	(j)(k)

TOTAL CONSUMER DISCRETIONARY				7,509,240

CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Albertsons LLC, 2016 Term Loan B4	4.500%	8/25/21	336,656	339,097	(j)(k)
Albertsons LLC, 2016 Term Loan B6	4.750%	6/22/23	112,500	113,695	(j)(k)

Total Food & Staples Retailing				452,792

Food Products - 0.0%
Keurig Green Mountain Inc., USD Term Loan B	5.250%	3/3/23	311,619	316,138	(j)(k)

TOTAL CONSUMER STAPLES				768,930

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Murray Energy Corp., Term Loan B2	8.250%	4/16/20	164,620	140,955	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	145,162	113,227	(j)(k)

TOTAL ENERGY				254,182

HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.0%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	171,091	166,947	(j)(k)

Health Care Providers & Services - 0.4%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	746,367	742,075	(j)(k)
HCA Inc., Term Loan B7	3.588%	2/15/24	358,000	361,324	(j)(k)(l)
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	448,864	450,828	(j)(k)(l)
MPH Acquisition Holdings LLC, 2016 Term Loan B	5.000%	6/7/23	430,548	436,468	(j)(k)
Select Medical Corp., Series F Term Loan B	6.000 - 7.500%	3/3/21	427,850	432,257	(j)(k)

Total Health Care Providers & Services				2,422,952

TOTAL HEALTH CARE				2,589,899

INDUSTRIALS - 0.1%
Air Freight & Logistics - 0.0%
XPO Logistics Inc., Term Loan B2	4.250%	10/30/21	358,352	360,726	(j)(k)(l)

Airlines - 0.1%
American Airlines Inc., New Term Loan	3.250%	6/27/20	414,750	416,111	(j)(k)

Commercial Services & Supplies - 0.0%
Kronos Inc., Initial Incremental Term Loan	—	10/30/19	70,000	70,295	(l)

TOTAL INDUSTRIALS				847,132

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
MATERIALS - 0.1%
Containe & Packaging - 0.1%
Berry Plastics Holding Corp., Term Loan H	3.750%	10/1/22	427,441		$429,150	(j)(k)
Reynolds Group Holdings Inc., 2016 USD Term Loan	4.250%	2/5/23	440,000		441,875	(j)(k)(l)

Total Containers & Packaging					871,025

Metals & Mining - 0.0%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	99,000		27,287	*(g)(j)(k)

TOTAL MATERIALS					898,312

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B	4.000%	4/25/23	448,872		453,361	(j)(k)

TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.2%
Level 3 Financing Inc., 2015 Term Loan B2	3.500%	5/31/22	450,000		453,094	(j)(k)
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.649%	6/30/23	400,000		402,083	(j)(k)

Total Diversified Telecommunication Services					855,177

Wireless Telecommunication Services - 0.1%
CSC Holdings LLC, 2015 Term Loan B	5.000%	10/9/22	418,950		420,521	(j)(k)
T-Mobile USA Inc., Term Loan B	3.500%	11/9/22	297,750		300,276	(j)(k)

Total Wireless Telecommunication Services					720,797

TOTAL TELECOMMUNICATION SERVICES					1,575,974

UTILITIES - 0.1%
Electric Utilities - 0.0%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	216,700		195,030	(c)(j)(k)

Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	426,974		428,753	(j)(k)
TPF II Power LLC, Term Loan B	5.000%	10/2/21	159,578		161,573	(c)(j)(k)

Total Independent Power and Renewable Electricity Producers					590,326

TOTAL UTILITIES					785,356

TOTAL SENIOR LOANS (Cost - $15,790,473)					15,682,386

SOVEREIGN BONDS - 4.7%
Argentina - 0.1%
Republic of Argentina, Senior Notes	6.875%	4/22/21	310,000		338,210	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	210,000		237,405	(a)
Republic of Argentina, Senior Notes	7.125%	7/6/36	150,000		159,225	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	150,000		169,575	(a)

Total Argentina					904,415

Brazil - 0.8%
Federative Republic of Brazil, Notes	10.000%	1/1/21	11,907,000	BRL	3,500,434
Federative Republic of Brazil, Notes	10.000%	1/1/23	3,092,000	BRL	891,809
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	770,000		770,000
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	350,000		319,375

Total Brazil					5,481,618

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
China - 0.3%
China Government Bond, Senior Bonds	3.380%	11/21/24	3,000,000	CNY	$459,585	(m)
China Government Bond, Senior Bonds	3.390%	5/21/25	1,500,000	CNY	230,226	(m)
China Government Bond, Senior Bonds	3.310%	11/30/25	7,500,000	CNY	1,145,403	(m)

Total China					1,835,214

Colombia - 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	440,000		511,500

Indonesia - 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	910,000		960,677	(m)

Mexico - 1.4%
United Mexican States, Senior Bonds	6.500%	6/9/22	62,688,000	MXN	3,342,898
United Mexican States, Senior Bonds	10.000%	12/5/24	2,000,000	MXN	130,497
United Mexican States, Senior Bonds	7.750%	11/13/42	62,250,000	MXN	3,716,087
United Mexican States, Senior Notes	5.550%	1/21/45	1,440,000		1,674,000

Total Mexico					8,863,482

Peru - 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	20,000		28,350
Republic of Peru, Senior Bonds	5.625%	11/18/50	430,000		569,750

Total Peru					598,100

Poland - 1.2%
Republic of Poland, Bonds	2.000%	4/25/21	840,000	PLN	217,880
Republic of Poland, Bonds	3.250%	7/25/25	11,900,000	PLN	3,212,365
Republic of Poland, Bonds	2.500%	7/25/26	11,680,000	PLN	2,951,382
Republic of Poland, Senior Notes	4.000%	1/22/24	1,010,000		1,118,121

Total Poland					7,499,748

Russia - 0.5%
Russian Federal Bond, Bonds	7.000%	8/16/23	39,030,000	RUB	587,983
Russian Federal Bond, Bonds	7.750%	9/16/26	11,810,000	RUB	185,064
Russian Federal Bond, Bonds	8.150%	2/3/27	51,990,000	RUB	839,324
Russian Federal Bond, Bonds	7.050%	1/19/28	128,060,000	RUB	1,901,196

Total Russia					3,513,567

TOTAL SOVEREIGN BONDS (Cost - $30,903,401)					30,168,321

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 34.3%
U.S. Government Obligations - 34.3%
U.S. Treasury Bonds	2.750%	11/15/42	2,000,000		2,178,008
U.S. Treasury Bonds	2.875%	5/15/43	8,830,000		9,834,757
U.S. Treasury Bonds	3.000%	5/15/45	21,900,000		24,974,979
U.S. Treasury Bonds	3.000%	11/15/45	3,120,000		3,561,065
U.S. Treasury Bonds	2.500%	2/15/46	4,180,000		4,321,890
U.S. Treasury Bonds	2.500%	5/15/46	29,830,000		30,875,213
U.S. Treasury Bonds	2.250%	8/15/46	1,300,000		1,276,488
U.S. Treasury Notes	1.625%	6/30/20	22,700,000		23,198,787
U.S. Treasury Notes	1.375%	1/31/21	30,000		30,333
U.S. Treasury Notes	1.375%	4/30/21	260,000		262,762
U.S. Treasury Notes	1.125%	6/30/21	100,000		99,897
U.S. Treasury Notes	1.125%	8/31/21	39,540,000		39,504,493
U.S. Treasury Notes	1.125%	9/30/21	36,670,000		36,566,884
U.S. Treasury Notes	1.500%	2/28/23	4,370,000		4,404,567
U.S. Treasury Notes	1.375%	6/30/23	10,340,000		10,323,435
U.S. Treasury Notes	1.250%	7/31/23	3,950,000		3,909,189
U.S. Treasury Notes	1.375%	8/31/23	410,000		408,735
U.S. Treasury Notes	2.250%	11/15/24	40,000		42,241
U.S. Treasury Notes	2.000%	8/15/25	25,010,000		25,886,325
U.S. Treasury Notes	1.625%	5/15/26	260,000		260,396
U.S. Treasury Notes	1.500%	8/15/26	1,160,000		1,148,763

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $219,109,480)					223,069,207

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.1%
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	5,743,584	$5,930,302
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	6,530,822	7,226,675
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	6,623,908	6,970,246

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $18,822,975)				20,127,223

			SHARES
COMMON STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038	203,411	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1	24,397	(c)

TOTAL CONSUMER DISCRETIONARY				227,808

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
KCAD Holdings I Ltd.			108,106,087	1,027,008	*(c)(d)

Oil, Gas & Consumable Fuels - 0.0%
MWO Holdings LLC			146	141,620	(c)(d)

TOTAL ENERGY				1,168,628

FINANCIALS - 0.1%
Banks - 0.1%
Citigroup Inc.			3,490	164,833
Wells Fargo & Co.			3,610	159,851

TOTAL FINANCIALS				324,684

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc. (Escrow)			3,500	43,925	*(c)(d)

INDUSTRIALS - 0.0%
Marine - 0.0%
DeepOcean Group Holding AS			33,669	261,608	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			965	0	(a)(c)(d)(h)

TOTAL INDUSTRIALS				261,608

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			638,674	0	*(c)(d)(h)

TOTAL COMMON STOCKS (Cost - $2,232,884)				2,026,653

PREFERRED STOCKS - 0.2%
FINANCIALS - 0.2%
Consumer Finance - 0.1%
GMAC Capital Trust I	6.602%		18,769	476,920	(e)

Diversified Financial Services - 0.1%
Citigroup Capital XIII	7.122%		25,825	680,231	(e)

TOTAL PREFERRED STOCKS (Cost - $1,092,408)				1,157,151

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.0%
U.S. Treasury 5-Year Notes Futures, Call @ $121.75		10/21/16	112	$21,000
U.S. Treasury 10-Year Notes Futures, Call @ $131.50		10/21/16	97	34,859
U.S. Treasury 10-Year Notes Futures, Call @ $132.00		10/21/16	84	17,062
U.S. Treasury Long-Term Bonds Futures, Call @ $169.00		10/21/16	48	57,000
U.S. Treasury Long-Term Bonds Futures, Call @ $171.00		10/21/16	24	13,500
U.S. Treasury Long-Term Bonds Futures, Put @ $164.00		10/21/16	34	11,688

TOTAL PURCHASED OPTIONS (Cost - $229,125)				155,109

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $540,350,950)				552,036,034

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 8.2%
Repurchase Agreements - 3.1%
Deutsche Bank Securities Inc. repurchase agreement dated 9/30/16; Proceeds at maturity - $20,000,783; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/20; Market value - $20,400,000) (Cost - $20,000,000)	0.470%	10/3/16	20,000,000	20,000,000

			SHARES
MONEY MARKET FUNDS - 5.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $33,519,309)	0.253%		33,519,309	33,519,309

TOTAL SHORT-TERM INVESTMENTS (Cost - $53,519,309)				53,519,309

TOTAL INVESTMENTS - 93.2% (Cost - $593,870,259#)				605,555,343
Other Assets in Excess of Liabilities - 6.8%				44,355,850

TOTAL NET ASSETS - 100.0%				$649,911,193

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The coupon payment on these securities is currently in default as of September 30, 2016.

(h)	Value is less than $1.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At September 30, 2016, the Portfolio held TBA securities with a total cost of $49,951,648.

(j)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of September 30, 2016. The interest rate for fully unfunded term loans is to be determined.

(m)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
GBP	— British Pound
IO	— Interest Only
MXN	— Mexican Peso
PLN	— Polish Zloty
REFI	— Refinancing
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2016

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 5-Year Notes Futures, Call	10/21/16	122.25	136	$8,500
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	132.50	99	38,672
U.S. Treasury 10-Year Notes Futures, Call	11/25/16	133.00	261	77,484
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	178.00	33	11,859
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	176.00	17	8,766
U.S. Treasury Long-Term Bonds Futures, Call	11/25/16	172.00	72	88,875
U.S. Treasury Long-Term Bonds Futures, Call	10/21/16	174.00	24	4,500
U.S. Treasury Long-Term Bonds Futures, Put	10/21/16	161.00	68	7,438

TOTAL WRITTEN OPTIONS (Premiums received - $374,068)				$246,094

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s holdings as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$11,404,998	$472,941		$11,877,939
Financials	—	41,178,075	2,024,864		43,202,939
Materials	—	6,097,616	0	*	6,097,616
Other Corporate Bonds & Notes	—	58,493,588	—		58,493,588
Asset-Backed Securities	—	14,969,404	1,666,775		16,636,179
Collateralized Mortgage Obligations	—	45,766,950	1,124,550		46,891,500
Convertible Bonds & Notes	—	92,399	—		92,399
Mortgage-Backed Securities	—	76,357,824	—		76,357,824
Senior Loans:
Energy	—	140,955	113,227		254,182
Industrials	—	486,406	360,726		847,132
Materials	—	871,025	27,287		898,312
Utilities	—	590,326	195,030		785,356
Other Senior Loans	—	12,897,404	—		12,897,404
Sovereign Bonds	—	30,168,321	—		30,168,321
U.S. Government & Agency Obligations	—	223,069,207	—		223,069,207
U.S. Treasury Inflation Protected Securities	—	20,127,223	—		20,127,223
Common Stocks:
Consumer Discretionary	—	—	227,808		227,808
Energy	—	—	1,168,628		1,168,628
Financials	$324,684	—	—		324,684
Health Care	—	—	43,925		43,925
Industrials	—	—	261,608		261,608
Materials	—	—	0	*	0	*
Preferred Stocks	1,157,151	—	—		1,157,151
Purchased Options	155,109	—	—		155,109

Total Long-Term Investments	$1,636,944	$542,711,721	$7,687,369		$552,036,034

Short-Term Investments†:
Repurchase Agreements	—	$20,000,000	—		$20,000,000
Money Market Funds	$33,519,309	—	—		33,519,309

Total Short-Term Investments	$33,519,309	$20,000,000	—		$53,519,309

Total Investments	$35,156,253	$562,711,721	$7,687,369		$605,555,343

Other Financial Instruments:
Forward Foreign Currency Contracts	—	$464,944	—		$464,944
Futures Contracts	$620,962	—	—		620,962
Centrally Cleared Interest Rate Swaps	—	28,847	—		28,847

Total Other Financial Instruments	$620,962	$493,791	—		$1,114,753

Total	$35,777,215	$563,205,512	$7,687,369		$606,670,096

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$246,094	—	—	$246,094
Forward Foreign Currency Contracts	—	$440,180	—	440,180
Futures Contracts	189,588	—	—	189,588
Centrally Cleared Interest Rate Swaps	—	1,586,483	—	1,586,483

Total	$435,682	$2,026,663	—	$2,462,345

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS	MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE BACKED SECURITIES
Balance as of December 31, 2015	$443,083	$2,341,030	$0	*	$1,756,960	$296,288	$205,875
Accrued premiums/discounts	6,628	2,332	—		—	27,315	—
Realized gain (loss)	960	(2,910)	—		—	—	—
Change in unrealized appreciation (depreciation)[1]	26,380	(290,906)	—		(90,185)	382,860	—
Purchases	34,998	—	—		—	2,781,940	—
Sales	(39,108)	(24,682)	—		—	—	(205,875)
Transfers into Level 3[2]	—	—	—		—	—	—
Transfers out of Level 3[3]	—	—	—		—	(2,363,853)	—

Balance as of September 30, 2016	$472,941	$2,024,864	$0	*	$1,666,775	$1,124,550	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[1]	$26,380	$(290,906)	—		$(90,185)	$(7,870)	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	INDUSTRIALS	MATERIALS	UTILITIES
Balance as of December 31, 2015	$101,235	$91,416	$260,580	—	$180,139
Accrued premiums/discounts	1,642	405	218	—	393
Realized gain (loss)	87	22	670	—	28
Change in unrealized appreciation (depreciation)[1]	9,712	22,487	6,244	—	16,120
Purchases	—	—	359,810	—	—
Sales	(1,125)	(1,103)	(266,796)	—	(1,650)
Transfers into Level 3[2]	—	—	—	$27,287	—
Transfers out of Level 3[3]	(111,551)	—	—	—	—

Balance as of September 30, 2016	$—	$113,227	$360,726	$27,287	$195,030

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[1]	—	$22,487	$1,818	—	$16,120

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS	TOTAL
Balance as of December 31, 2015	$30,920	$379,561	$290,500	$157,210	$38,628	$6,573,425
Accrued premiums/discounts	—	—	—	—	—	38,933
Realized gain (loss)	—	—	102,936	—	—	101,793
Change in unrealized appreciation (depreciation)[1]	196,888	642,817	4,293	104,398	(38,628)	992,480
Purchases	—	146,250	28,153	—	—	3,351,151
Sales	—	—	(381,957)	—	—	(922,296)
Transfers into Level 3[2]	—	—	—	—	—	27,287
Transfers out of Level 3[3]	—	—	—	—	—	(2,475,404)

Balance as of September 30, 2016	$227,808	$1,168,628	$43,925	$261,608	$0 *	$7,687,369

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2016[1]	$196,888	$642,817	$15,772	$104,398	$(38,628)	$599,091

Notes to Schedule of Investments (unaudited) (continued)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

2. Investments

At September 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,355,819
Gross unrealized depreciation	(4,670,735)

Net unrealized appreciation	$11,685,084

At September 30, 2016, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	138	3/17	$34,170,036	$34,173,975	$3,939
90-Day Eurodollar	357	12/17	88,274,748	88,299,488	24,740
Euro-Bobl	42	12/16	6,229,713	6,232,095	2,382
U.S. Treasury 2-Year Notes	351	12/16	76,727,188	76,682,532	(44,656)
U.S. Treasury 5-Year Notes	1,270	12/16	154,122,219	154,324,843	202,624

					189,029

Contracts to Sell:
90-Day Eurodollar	337	12/19	83,115,505	83,129,475	(13,970)
Euro Buxl 30-Year Bonds	6	12/16	1,296,963	1,295,312	1,651
Euro-Bund	65	12/16	12,012,573	12,099,034	(86,461)
Japanese 10-Year Bonds	4	12/16	5,974,033	6,009,171	(35,138)
U.S. Treasury 10-Year Notes	208	12/16	27,264,637	27,274,000	(9,363)
U.S. Treasury Ultra 10-Year Long-Term Bonds	144	12/16	20,777,914	20,758,500	19,414
U.S. Treasury Long-Term Bonds	63	12/16	10,660,059	10,593,844	66,215
U.S. Treasury Ultra Long-Term Bonds	90	12/16	16,848,747	16,548,750	299,997

					242,345

Net unrealized appreciation on open futures contracts					$431,374

At September 30, 2016, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	14,865,470,000	USD	1,128,309	Bank of America N.A.	10/14/16	$8,967
USD	6,649,167	EUR	6,004,278	Bank of America N.A.	10/14/16	(98,841)
USD	2,523,160	JPY	252,750,000	Bank of America N.A.	10/14/16	29,678
CNY	42,004,000	USD	6,295,564	Barclays Bank PLC	10/14/16	444
EUR	1,891,373	USD	2,096,435	Barclays Bank PLC	10/14/16	29,216
MXN	3,693,766	USD	194,186	Barclays Bank PLC	10/14/16	(3,906)
SGD	2,140,000	USD	1,576,079	Barclays Bank PLC	10/14/16	(6,685)

Notes to Schedule of Investments (unaudited) (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	1,950,000	USD	1,436,755	Barclays Bank PLC	10/14/16	$(6,700)
USD	6,237,600	CNY	42,004,000	Barclays Bank PLC	10/14/16	(58,407)
USD	2,130,956	MXN	39,144,600	Barclays Bank PLC	10/14/16	114,468
USD	2,068,087	PLN	8,280,000	Barclays Bank PLC	10/14/16	(96,701)
USD	4,529,113	SGD	6,110,000	Barclays Bank PLC	10/14/16	48,273
BRL	710,250	USD	221,833	Citibank N.A.	10/14/16	(4,085)
CNY	26,010,000	USD	3,887,311	Citibank N.A.	10/14/16	11,345
EUR	2,510,000	USD	2,844,081	Citibank N.A.	10/14/16	(23,177)
EUR	1,235,800	USD	1,400,616	Citibank N.A.	10/14/16	(11,742)
GBP	563,000	USD	730,242	Citibank N.A.	10/14/16	(344)
IDR	29,832,390,000	USD	2,280,929	Citibank N.A.	10/14/16	1,383
INR	289,220,000	USD	4,224,194	Citibank N.A.	10/14/16	110,537
INR	12,300,000	USD	182,438	Citibank N.A.	10/14/16	1,910
SGD	270,000	USD	200,405	Citibank N.A.	10/14/16	(2,397)
SGD	1,750,000	USD	1,288,204	Citibank N.A.	10/14/16	(4,822)
USD	208,928	BRL	710,250	Citibank N.A.	10/14/16	(8,821)
USD	868	CAD	1,125	Citibank N.A.	10/14/16	11
USD	3,868,233	CNY	26,010,000	Citibank N.A.	10/14/16	(30,423)
USD	706,703	EUR	637,847	Citibank N.A.	10/14/16	(10,152)
USD	1,135,112	INR	75,670,000	Citibank N.A.	10/14/16	996
USD	4,163,121	JPY	417,456,956	Citibank N.A.	10/14/16	44,737
USD	328,452	JPY	33,360,000	Citibank N.A.	10/14/16	(659)
USD	2,122,592	GBP	1,588,000	Bank of America N.A.	11/10/16	62,808
USD	3,835,428	EUR	3,412,333	Citibank N.A.	11/10/16	(4,318)
USD	45,181	EUR	40,000	Citibank N.A.	11/10/16	171
USD	6,235,285	CNY	42,004,000	Barclays Bank PLC	1/20/17	(38,814)
USD	3,855,904	CNY	26,010,000	Citibank N.A.	1/20/17	(29,186)

Total						$24,764

Abbreviations used in this table:

BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty
SGD	— Singapore Dollar
USD	— United States Dollar

At September 30, 2016, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Chicago Mercantile Exchange	$7,100,000	6/13/21	1.185% semi-annually	3-Month LIBOR-BBA	—	$2,526
Chicago Mercantile Exchange	3,600,000	8/31/22	1.897% semi-annually	3-Month LIBOR-BBA	—	(133,849)
Chicago Mercantile Exchange	36,704,000	11/30/22	1.900% semi-annually	3-Month LIBOR-BBA	—	(1,384,223)
Chicago Mercantile Exchange	17,152,000	5/15/23	1.267% semi-annually	3-Month LIBOR-BBA	$6,701	26,321
Chicago Mercantile Exchange	7,080,000	6/13/26	1.573% semi-annually	3-Month LIBOR-BBA	972	(68,411)

Total	$71,636,000				$7,673	$(1,557,636)

†	Percentage shown is an annual percentage rate.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	November 18, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 18, 2016